       As filed with the Securities and Exchange Commission on August 15, 2000
                                                    REGISTRATION NO. 333-59829

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        POST EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          SWISSRAY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

       NEW YORK                          [3841]                   16-0950197
(State or other jurisdiction of (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)   Classification Number)   Identification Number)

                          SWISSRAY INTERNATIONAL, INC.
                         320 WEST 77TH STREET, SUITE 1A
                            NEW YORK, NEW YORK 10024
                          UNITED STATES: (917) 441-7841
                         SWITZERLAND: 011-4141-914-1200

               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                              executive offices)

                                RUEDI G. LAUPPER,
                       CHAIRMAN OF THE BOARD AND PRESIDENT
                          SWISSRAY INTERNATIONAL, INC.
                         320 WEST 77TH STREET, SUITE 1A
                            NEW YORK, NEW YORK 10024
                                 (917) 441-7841

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:

                               GARY B. WOLFF, ESQ.
                               GARY B. WOLFF, P.C.
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 644-6446

APPROXIMATE  DATE  OF  COMMENCEMENT  OF  PROPOSED  SALE  TO  THE  PUBLIC: At the
discretion  of  the  converting  shareholders  after  the  effective   date   of
the Registration Statement.

 * In accordance with Rule 429 of the General Rules and Regulations under the Securities Act of 1933 this Registration Statement and the Prospectus which is a part thereof relates, in part, and combines with an earlier Registration Statement under Registration No. 333-50069 declared effective May 12, 1998.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                       CALCULATION OF REGISTRATION FEE (4)

                                                                Proposed
                                                                 Maximum           Proposed
                                              Amount to         Offering            Maximum
       Title of Each Class of                    be               Price            Aggregate                Amount of
          Securities to be                   Registered         Per Share          Offering               Registration
             Registered                          (1)             (2)(3)           Price(1)(2)                  Fee
             ----------                          ---             ---              -----------                  ---

Common Stock ($.01 par
  value per share)                            19,080,184         $1.625           $31,005,299          $9,146.56(4)(5)(6)


(1) Includes (a) 1,832,953 shares for previously issued restrictive shares pursuant to Convertible Debentures referred to under Registration No. and 333-59829, (b) 13,830,290 shares (inclusive of 1,239,894 shares as may be issued for interest earned) which are reserved for issuance pursuant to currently issued and outstanding Convertible Debentures which will be offered for resale by certain Selling Holders under this Registration Statement, (c) 3,000,000 shares being registered pursuant to certain "piggy-back" registration rights granted to otherwise unaffiliated purchasers pursuant to terms of subscription agreements and registration rights agreements (see Part II, Item 15 "Recent Sales of Unregistered Securities") will be offered for resale by certain Selling Holders under this Registration Statement, (d) 85,077 shares being registered pursuant to certain "piggy-back" registration rights granted to an otherwise unaffiliated lender pursuant to terms of a promissory note (see "Description of Capital Stock - Promissory Note"), (e) 250,000 shares being registered which underlie certain outstanding Warrants (unrelated to aforementioned convertible debentures and/or promissory notes) and (f) an aggregate of 81,864 shares being registered pursuant to certain "piggy-back" registration rights granted to two otherwise unaffiliated firms in exchange for services rendered by such firms to the Company. Also registered hereunder (and included in the 19,080,184 shares) are shares of Common Stock of the Registrant referred to above are (i) those shares issuable in exchange for interest earned under Convertible Debentures with interest calculated through respective mandatory conversion dates and (ii) such additional shares as may be issued under anti-dilution provisions contained in the aforesaid Convertible Debentures and related Registration Rights Agreements. Such additional shares do not and will not include any shares as may otherwise be required to be issued as a result of adjustments to the conversion price, stock dividends, stock splits or similar transactions as Registrant is not relying upon Rule 416 with respect thereto.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933. In accordance with Rule 457(c) of Regulation C, the estimated price for the Securities was based on the average of the high and low reported prices on the Electronic Over-the-Counter Bulletin Board on August 8, 2000, an average of $1.625.

(3) The number of shares referred to throughout this Registration Statement unless otherwise specifically indicated gives retroactive effect to a 1 for 10 reverse stock split effective as of October 1, 1998.

(4) The number of securities being carried forward and the amount of the filing fee associated with such securities that was previously paid under earlier Registration No. 333-50069 was 1,477,008 shares of Common Stock, $.01 par value, for which the registration fee of $2,859.40 was paid. This information is provided in accordance with Rule 429(b) of the 1933 Act and the number of securities being carried forward and the amount of the filing fee associated with such securities that was previously paid under earlier Registration No. 333-50069 was an additional 1,967,900 and under Registration No. 333-59829,10,532,503 shares and 85,077 shares pursuant to piggy-back registration rights for which the registration fee of $9,628.93 was paid.

(5) Includes (a) 13,830,290 shares which are reserved for issuance pursuant to currently issued and outstanding convertible debentures which will be offered for resale by certain Selling Holders under Registration No. and 333-59829 and (b)an additional aggregate of 5,249,894 shares as indicated in footnotes 1(a) and (c) through (f) inclusive.

(6) Required filing fee already paid for greater number of shares sought to be registered under prior amendment filed September 13, 1999.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

                                 Index Exhibit

         The following information is being filed in accordance with Rule 462(d) as a Post Effective Amendment to add exhibits to this Registration Statement which shall become effective upon filing with the Commission.



Exhibit
  No.             Description
-------           -----------

2.1 Acquisition Agreement, dated May 1995, by and between Registrant, a New York corporation (now Swissray International, Inc.); Berkshire International Finance, Inc., SR-Medical AG (a Swiss corporation), Teleray AG (a Swiss corporation) and others (Incorporated by reference to Exhibit 6(a) of the Registrant's Registration Statement on Form 10SB, Registration No . 0-26972, effective February 14, 1996).

2.2 Exchange Agreement, dated as of November 22, 1996 by and between the Registrant and Douglas Maxwell ("Maxwell"); Registration Rights Agreement, dated as of March 13, 1997, between the Registrant and Maxwell; Assignment and Assumption Agreement, dated March 13, 1997, between the Registrant and Maxwell; Option Agreement, dated January 24, 1997, granting options for 125,000 shares of the Registrant to Maxwell (Incorporated by reference to Exhibit 2.2 of the Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB filed on September 30, 1997).

3.1 Registrant's Certificate of Incorporation, dated December 20, 1967 (Incorporated by reference to Exhibit 2(a) of the Registrant's Registration Statement on Form 10SB, Registration No. 0- 26972, effective February 14, 1996).

3.2 Amendment to Registrant's Certificate of Incorporation, dated September 19, 1968 (Incorporated by reference to Exhibit 2(b) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.3 Amendment to Registrant's Certificate of Incorporation, dated September 8, 1972 (Incorporated by reference to Exhibit 2(c) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.4 Amendment to Registrant's Certificate of Incorporation, dated October 30, 1981 (Incorporated by reference to Exhibit 2(d) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.5 Certificate of Merger of Direct Marketing Services, Inc. and CGS Units Incorporated into CGS Units Incorporated, dated June 16, 1994 (Incorporated by reference to Exhibit 2(e) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.6 Amendment to Registrant's Certificate of Incorporation, dated August 10, 1994 (Incorporated by reference to Exhibit 3.6 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

3.7 Certificate of Correction of Certificate of Merger of Direct Marketing Services, Inc. and CGS Units Incorporated into
                  CGS Units Incorporated, filed August 5, 1994 (Incorporated by reference to Exhibit 2(f) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.8 Amendment to Registrant's Certificate of Incorporation, dated May 24, 1995 (Incorporated by reference to Exhibit 2(g) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.9 Amendment to Registrant's Certificate of Incorporation, dated August 29, 1996 (Incorporated by reference to Exhibit 3.9 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

3.10 Amendment to Registrant's Certificate of Incorporation, dated December 13, 1996 (Incorporated by reference to Exhibit 3.10 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

3.11 Amendment to Registrant's Certificate of Incorporation, dated March 12, 1997 (Incorporated by reference to Exhibit 3.11 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

3.12              Registrant's  By-Laws  (Incorporated by reference to Exhibit 2
                  (h) of the Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

3.13 Amendment to Registrant's Certificate of Incorporation, dated December 26, 1997 (Incorporated by reference to Exhibit 3.13 of Registrant's Form S-1 Registration Statement, Registration No. 333-43401, effective March 12, 1998).

3.14              Amendment  to Registrant's Certificate of Incorporation, dated
                  July 28, 1999.

3.15 Amendment to Registrant's Certificate of Incorporation, dated July 20, 2000. (Incorparated by reference to Exhibit 3.15 of Form S-1 Registration Statement, Registration No. 333-59829) filed August 4, 2000

5.1 Opinion of Gary B. Wolff, P.C., counsel to the Registrant (Incorporated by reference to Exhibit 5.1 of Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1999).

5.1(a)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(b)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(c)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(d)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(e)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(f)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(g)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(h)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(i)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

5.1(j)            Opinion of Gary B. Wolff, P.C., counsel to the Registrant.

10.1 License Agreement, dated June 24, 1995, by and between the Registrant and Hans-Jurgen Behrendt (Incorporated by reference to Exhibit 6(b)of Registrant's Registration Statement on Form 10SB, Registration No. 0-26972, effective February 14, 1996).

10.2 1996 Swissray International Corporation, Inc. Non-Statutory Stock Option Plan. (Incorporated by reference to Exhibit 10.2 of Registrant's Amendment No. 1 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 17,
                  1997).

10.3 Agreement, dated June 11, 1996 between the Registrant and Philips Medical Systems (Incorporated by reference to Exhibit
                  10.3 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

10.4 License Agreement, dated as of July 18, 1997, by and between the Registrant and Agfa-Gevaert N.V., certain portions of which are filed under a request for confidential treatment pursuant to Rule 24b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, and Rule 80(b)(4) of Organization; Conduct and Ethics; and Information and Requests adopted under the Freedom of Information Act, under Rule 406 of the Securities Act of 1933, as amended, and the Freedom of Information Act (Incorporated by reference to Exhibit 10.4 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB/A2, filed December 3, 1997).

10.5 Agreement, dated July 14, 1995, by and between Teleray AG and Optische Werke G. Roderstock, certain portions of which are filed under a request for confidential treatment pursuant to Rule 24b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, and Rule 80(b)(4) of Organization; Conduct and Ethics; and Information and Requests adopted under the Freedom of Information Act, under Rule 406 of the Securities Act of 1933, as amended, and the Freedom of Information Act (Incorporated by reference to Exhibit 10.5 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB/A2, filed December 3, 1997).

10.6 Agreement, dated as of June 30, 1997, between the Registrant and Ruedi G. Laupper. (Incorporated by reference to Exhibit
                  10.2 of Registrant's Amendment No. 1 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 17,
                  1997).

10.7 Registration Rights Agreement, dated as of August , 1997, by and between Swissray International, Inc. and the person named on the signature page hereto. (Incorporated by reference to Exhibit 10.2 of Registrant's Amendment No. 1 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 17, 1997). See attached Schedule. (Incorporated by reference to Exhibit 10.7 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.8 Debenture of Swissray International, Inc. (Incorporated by reference to Exhibit 10.2 of Registrant's Amendment No. 1 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 17, 1997). See attached Schedule. (Incorporated by reference to Exhibit 10.8 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229 filed February 9, 2000).

10.9 Asset Purchase Agreement, dated as of October 17, 1997 by and among Swissray Medical Systems, Inc., Swissray International, Inc., Service Support Group LLC, Gary Durday, Michael Harle and Kenneth Montler (Incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K, filed November 4, 1997).

10.10 Registration Rights Agreement, dated as of October 17, 1997, by and among Swissray International, Inc., Service Support Group, LLC, Gary Durday, Michael Harle and Kenneth Montler (Incorporated by reference to Exhibit 2.2 of the Registrant's Current Report on Form 8-K, filed November 4, 1997).

10.11             Employment   Agreement   between   the  Registrant  and  Ruedi
                  G. Laupper, dated as of December , 1997 (Incorporated by reference as Exhibit 10.11 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997).

10.12 Employment Agreement between the Registrant and Josef Laupper, dated as of December , 1997 (Incorporated by reference as
                  Exhibit 10.12 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997).

10.13 Employment Agreement between the Registrant and Herbert Laubscher, dated as of December , 1997 (Incorporated by reference as Exhibit 10.13 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997).

10.14 Employment Agreement between the Registrant and Ueli Laupper, dated as of December , 1997 (Incorporated by reference as
                  Exhibit 10.14 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997).

10.15 Registration Rights Agreement, dated as of November , 1997 (Incorporated by reference as Exhibit 10.15 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997). See attached Schedule. (Incorporated by reference to Exhibit 10.15 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.16             Debenture of Swissray  International,  Inc.,  dated November ,
                  1997 (Incorporated by reference as Exhibit 10.16 to Registrant's initial filing of Form S-1 Registration Statement Registration No. 333-43401 filed December 29, 1997). See attached Schedule.(Incorporated by reference to Exhibit 10.16 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.17 Subscription Agreement, dated November , 1997 (Incorporated by reference as Exhibit 10.17 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997). See attached Schedule. (Incorporated by reference to Exhibit 10.17 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.18 Registration Rights Agreement (rollover), dated as of November 1997 (Incorporated by reference as Exhibit 10.18 to Registrant's initial filing of Form S-1 Registration Statement Registration No. 333-43401 filed December 29, 1997). See attached Schedule.(Incorporated by reference to Exhibit 10.18 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.19 Debenture of Swissray International, Inc. (rollover), dated November , 1997 (Incorporated by reference as Exhibit 10.19 to Registrant's initial filing of Form S-1 Registration Statement, Registration No.333-43401 filed December 29, 1997). See attached Schedule. (Incorporated by reference to Exhibit
                  10.19 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.20 Subscription Agreement (rollover), dated November , 1997 (Incorporated by reference as Exhibit 10.20 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997). See attached Schedule.(Incorporated by reference to Exhibit 10.20 of Registrant's Amendment No. 4 to Form S-1 Registration Statement,Registration No. 333-38229, filed February 9, 2000).

10.21 Agreement Regarding August, 1997 Regulation D offering (Incorporated by reference as Exhibit 10.21 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-43401 filed December 29, 1997).


10.22 Subscription Agreement dated March , 1998 (Incorporated by reference as Exhibit 10.22 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-50069 filed April 14, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.22 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.23 Registration Rights Agreement dated March , 1998 (Incorporated by reference as Exhibit 10.23 to Registrant's initial filing of Form S-1 Registration Statement, Registration No.333-50069 filed April 14, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.23 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.24 Debenture dated March , 1998 (Incorporated by reference as Exhibit 10.24 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-50069 filed April 14, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.24 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.25             This Exhibit Number skipped.

10.26 Subscription Agreement dated June, 1998 (Incorporated by reference as Exhibit 10.26 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-59829 filed July 24, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.26 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.27 Registration Rights Agreement dated June, 1998 (Incorporated by reference as Exhibit 10.27 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-59829 filed July 24, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.27 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.28 Debenture dated June, 1998 (Incorporated by reference as Exhibit 10.28 to Registrant's initial filing of Form S-1 Registration Statement, Registration No. 333-59829 filed July 24, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.28 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.29 Subscription Agreement dated August, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.29 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.29 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.30 Registration Rights Agreement dated August, 1998 (Incorporated by reference as Exhibit 10.30 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.30 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.31 Debenture dated August, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.31 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.31 of Registrant's Amendment No.4 to Form S-1 Registration Statement Registration No. 333-38229, filed February 9, 2000).

10.32 Subscription Agreement dated October, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.32 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998).See attached Schedule.(Incorporated by reference to
                  Exhibit 10.32 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.33 Registration Rights Agreement dated October,1998 (Incorporated by reference as Exhibit 10.33 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.33 of Registrant's Amendment No.4 to Form S-1 Registration Statement,Registration No. 333-38229, filed February 9, 2000).

10.34 Debenture dated October, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.34 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule, (Incorporated by reference to Exhibit 10.34 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.35 Promissory Note dated December, 1998 (Incorporated by reference as Exhibit 10.35 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.35 of Registrant's Amendment No.4 to Form S-1 Registration Statement,Registration No. 333-38229, filed February 9, 2000).

10.36 Contingent Subscription Agreement dated December, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit
                  10.36 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.36 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.37 Registration Rights Agreement dated December, 1998 (Incorporated by reference as Exhibit 10.37 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.37 of Registrant's Amendment No.4 to Form S-1 Registration Statement Registration No. 333-38229, filed February 9, 2000).

10.38 Debenture dated December, 1998 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.38 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.38 of Registrant's Amendment No.4 to Form S-1 Registration Statement Registration No. 333-38229, filed February 9, 2000).

10.39             Warrant dated December, 1998  (Incorporated  by  reference  as
                  Exhibit 10.39 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.39 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.40 Subscription Agreement dated January, 1999 (Incorporated by reference as Exhibit 10.40 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.40 of Registrant's Amendment No.4 to Form S-1 Registration Statement,Registration No. 333-38229, filed February 9, 2000).

10.41 Registration Rights Agreement dated January, 1999(Incorporated by reference as Exhibit 10.41 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.41 of Registrant's Amendment No.4 to Form S-1 Registration Statement,Registration
                  No.  333-38229,    filed February 9, 2000).

10.42 Debenture dated January, 1999 (Incorporated by reference as Exhibit 10.42 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.42 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.43 Warrant dated January 28, 1999 with March 17, 1999 amendment (Incorporated by reference as Exhibit 10.43 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.43 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.44 Promissory Note dated March 2, 1999 (Incorporated by reference as Exhibit 10.44 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.44 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.45 Contingent Subscription Agreement dated March 2, 1999 (Incorporated by reference as Exhibit 10.45 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit
                  10.45 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.46 Registration Rights Agreement dated March 2, 1999 (Incorporated by reference as Exhibit 10.46 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit
                  10.46 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.47 Debenture dated March 2, 1999 (Incorporated by reference as Exhibit 10.47 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27,1998). See attached Schedule. (Incorporated by reference to Exhibit 10.47 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.48             Warrant  dated  March  2,1999 (Incorporated  by  reference  as
                  Exhibit 10.48 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.48 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.49 Promissory Note dated March 26,1999 (Incorporated by reference as Exhibit 10.49 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27,1998). See attached Schedule.(Incorporated by reference to Exhibit 10.49 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.50 Contingent Subscription Agreement dated March 26, 1999 (Incorporated by reference as Exhibit 10.50 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.50 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.51 Registration Rights Agreement dated March 26, 1999 (Incorporated by reference as Exhibit 10.51 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.51 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9,2000).

10.52             Debenture dated March 26,1999  (Incorporated by  reference  as
                  Exhibit 10.52 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No.333-59829 filed April 27, 1998). See attached Schedule. (Incorporated by reference to Exhibit 10.52 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.53             Warrant dated March 26,1999   (Incorporated  by  reference  as
                  Exhibit 10.53 to Registrant's first amendment to filing of Form S-1 Registration Statement, Registration No. 333-59829 filed April 27,1998). See attached Schedule. (Incorporated by reference to Exhibit 10.53 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.54             Subscription Agreement dated May ,1999. See attached Schedule.
                  (Incorporated by reference to Exhibit 10.54 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.55 Registration Rights Agreement dated May , 1999. See attached Schedule. (Incorporated by reference to Exhibit 10.55 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No.333-38229, filed February 9, 2000).

10.56 Debenture dated May ,1999. See attached Schedule.(Incorporated by reference to Exhibit 10.56 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.57             Promissory Note dated July  9, 1999.  See  attached  Schedule.
                  (Incorporated by reference to Exhibit 10.57 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.58             Security Agreement dated July 9, 1999. See attached  Schedule.
                  (Incorporated by reference to Exhibit 10.58 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.59 Contingent Subscription Agreement dated July 9, 1999. See attached Schedule. (Incorporated by reference to Exhibit
                  10.59 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.60 Registration Rights Agreement dated July 9, 1999. See attached Schedule. (Incorporated by reference to Exhibit
                  10.60 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.61             Debenture   dated   August 23, 1999.  See  attached  Schedule.
                  (Incorporated by reference to Exhibit 10.61 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.62             Promissory     Note  dated  August  11,  1999.   See  attached
                  Schedule. (Incorporated by reference to Exhibit 10.62 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9,
                  2000).

10.62(a)          Assignment  of  Promissory   Note  and  Security    Agreement.
                  (Incorporated     by   reference   to  Exhibit   10.62(a)   of
                  Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9,
                  2000).

10.63 Consulting Agreement between Registrant and Liviakis Financial Communications, Inc. dated March 24, 1999 with exhibit thereto entitled Voting Trust Agreement. (Incorporated by reference to Exhibit 10.63 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999).

10.64             Contract between  Registrant  and  Rolcan Finance  Ltd.  Dated
                  April 14, 1999.

10.65 Master Supplier Agreement between Registrant and Data General Corporation effective January 20, 1999.

10.66             Authorized Distributor Agreement with Medika  Equipos Medicos,
                  Inc.

10.67             Subscription      Agreement    dated    September   7,   1999.
                  (Incorporated by reference to Exhibit 10.67 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.67 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.68             Registration   Rights   Agreement  dated  September  7,  1999.
                  (Incorporated by reference to Exhibit 10.68 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.68 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.69             Subscription      Agreement   dated   October/November   1999.
                  (Incorporated by reference to Exhibit 10.69 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.69 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.70             Registration  Rights  Agreement dated  October/November  1999.
                  (Incorporated by reference to Exhibit 10.70 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.70 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.71             Contingent   Subscription   Agreement  dated  August 11, 1999.
                  (Incorporated by reference to Exhibit 10.71 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.71 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.72             Registration   Rights    Agreement   dated  August  11,  1999.
                  (Incorporated by reference to Exhibit 10.72 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit
                  10.72 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.73 Debenture dated November 11, 1999. (Incorporated by reference to Exhibit 10.73 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999). See attached Schedule. (Incorporated by reference to Exhibit 10.73 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.74 Agreement with Display Presentations. (Incorporated by reference to Exhibit 10.74 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999).

10.75             Agreement  with  Live Marketing. (Incorporated by reference to
                  Exhibit 10.75 of Registrant's Amendment No. 3 to Form S-1 Registration Statement, Registration No. 333-38229, filed December 8, 1999).

10.76 Sales, Marketing and Service Agreement with Hitachi Medical Systems America Inc. inclusive of Exhibits A through G which Exhibits have certain information redacted therefrom in accordance with request for confidentiality. (Incorporated by reference to Exhibit 10.76 of Registrant's Amendment No. 7 to Form S-1 Registration Statement, Registration No. 333-38229, filed July 14, 2000).


10.76 Entire Sales, Marketing and Service Agreement with Hitachi Medical Systems America Inc. inclusive of Exhibits A through G which Exhibits (excepting for A, B and G) have certain information redacted therefrom in accordance with request for confidentiality.


10.77 Subscription Agreement dated December 13, 1999 - See attached schedule. (Incorporated by reference to Exhibit
                  10.77 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.78 Registration Rights Agreement dated December 13, 1999 - See attached schedule. (Incorporated by reference to Exhibit
                  10.78 of Registrant's Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.79             Agreement   to   Purchases  Shares  dated  September  2, 1999.
                  (Incorporated   by  reference to Exhibit 10.79 of Registrant's
                  Amendment No. 4 to Form S-1 Registration Statement, Registration No. 333-38229, filed February 9, 2000).

10.80             Subscription Agreement dated February   , 2000.

10.81             Registration Rights Agreement dated February 11, 2000.

10.82 Consulting Agreement between Registrant and Liviakis Financial Communications, Inc. dated March 29,2000 with letter agreement dated April 26, 2000 attached thereto.

10.83             Agreement   between   Registrant  and   Ministry   of  Health,
                  Government  of  Romania  inclusive  of  Annexes  1  through  5 thereto.

21.1 List of Subsidiaries (Incorporated by reference to Exhibit 21 of Registrant's Annual Report for the fiscal year ended June 30, 1997 on Form 10-KSB, filed September 30, 1997).

23.1              Consent of Bederson & Company LLP.

23.1(a)           Consent of Bederson & Company LLP.

23.1(b)           Consent of Bederson & Company LLP.

23.1(c)           Consent of Bederson & Company LLP.

23.1(d)           Consent of Bederson & Company LLP.

23.1(e)           Consent of Bederson & Company LLP.

23.1(f)           Consent of Bederson & Company LLP.

23.1(g)           Consent of Bederson & Company LLP.

23.2              Consent of Gary B. Wolff, P.C. (included in  Exhibit 5.1a).

23.2(a)           Consent of Gary B. Wolff, P.C. (included in  Exhibit 5.1b).

23.2(b)           Consent of Gary B. Wolff, P.C. (included in  Exhibit 5.1c).

23.2(c)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1d)

23.2(d)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1e)

23.2(e)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1f)

23.2(f)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1g)

23.2(g)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1h)

23.2(h)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1i)

23.2(i)           Consent of Gary B. Wolff, P.C. (included in Exhibit 5.1j)

23.3              Consent of Feldman Sherb Ehrlich & Co., P.C.

23.3(a)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(b)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(c)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(d)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(e)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(f)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(g)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(h)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.3(i)           Consent of Feldman Sherb Horowitz & Co., P.C.

23.4              Consent of Theo Lepper

23.4(a)           Consent of Theo Lepper

23.4(b)           Consent of Theo Lepper

27.               Financial Data Schedule

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this first Post Effective Amendment to its S-1 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hochdorf, Country of Switzerland, on August 15, 2000.

                                                 SWISSRAY INTERNATIONAL, INC.


                                                 By:/s/Ruedi G. Laupper
                                                 Name: Ruedi G. Laupper
                                                 Title: Chairman of the Board of
                                                        Directors, President &
                                                        Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended this first Post Effective Amendment to its S-1 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                       Title                            Date

/s/RUEDI G. LAUPPER/                                         Dated:Aug. 15, 2000
------------------       Chairman of the Board of
Ruedi G. Laupper         Directors, President &
                         Chief Executive Officer

 /s/JOSEF LAUPPER/       Secretary, Treasurer and a          Dated:Aug. 15, 2000
------------------       Director
Josef Laupper


 /s/MICHAEL LAUPPER/                                         Dated:Aug. 15, 2000
------------------       Principal Financial Officer
Michael Laupper          & Controller.


                         Vice President and a Director       Dated:Aug. , 2000
------------------
Ueli Laupper


 /s/DR, ERWIN ZIMMERLI/  Director                            Dated:Aug. 15, 2000
---------------------
Dr. Erwin Zimmerli


---------------------    Director                            Dated:Aug.  , 2000
Dr. Sc. Dov Maor